FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT

This **FOURTH AMENDMENT TO NOTE PURCHASE AGREEMENT** (this "Amendment") is made as of December 3, 2009 (the "Fourth Amendment Effective Date"), by and among GROEN BROTHERS AVIATION, INC., a Utah corporation (the "Company"), GROEN BROTHERS AVIATION USA, INC., a Utah corporation (the "Subsidiary Guarantor", and together with the Company, each individually a "Loan Party", and collectively, the "Loan Parties"), and EPSILON GLOBAL MASTER FUND LP, a Cayman Islands exempted limited partnership (the "Lender").

WHEREAS, the Company, the Lender and certain other lenders to the Company have entered into that certain Note Purchase Agreement, made as of October 9, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement");

WHEREAS, in accordance with Section 5.3 of the Note Purchase Agreement the Company desires to amend the existing Note Purchase Agreement in order to increase the maximum aggregate principal amount of the Notes which may be purchased and sold thereunder; and

WHEREAS, the Lender has agreed to amend such Note Purchase Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein (including the recitals) shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

2. Amendment to the Note Purchase Agreement.

(a) Section 1.2 of the Note Purchase Agreement is hereby amended by deleting the text "three million seven hundred and fifty thousand dollars ($3,750,000)" in its entirety and replacing it with the following text "four million seven hundred and fifty thousand dollars ($4,750,000)".

3. Conditions Precedent.

(a) The effectiveness of this Amendment is subject to the execution and delivery of this Amendment by the Loan Parties and the Lender, and the execution of similar amendments by and among the Loan Parties and the other lenders party to the Note Purchase Agreement.

(b) After giving effect to Section 2 hereof, no Default or Event of Default shall have occurred and be continuing or shall be caused by the transactions contemplated by this Amendment.

(c) The effectiveness of this Amendment is subject to the Company's payment to the Lender (or the Lender's designee) all reasonable expenses, including, without limitation, reasonable fees, costs, disbursements and expenses of Proskauer Rose LLP as the counsel to the Lender, in connection with the negotiation, preparation and consummation of this Amendment.

4. Transaction Documents in Full Force and Effect as Amended. Except as specifically amended hereby, the Note Purchase Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions

of the Note Purchase Agreement or any other Transaction Document or any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Note Purchase Agreement or any other Transaction Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to the Lender whether under the Note Purchase Agreement or any other Transaction Document, at law or otherwise and nothing contained herein shall constitute a course of conduct or dealing among the parties hereto. All references to, and terms and provisions of, the Note Purchase Agreement (whether contained in the Note Purchase Agreement or incorporated into, or referenced in, or any other Transaction Documents) shall be deemed to mean the Note Purchase Agreement as amended or otherwise modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Note Purchase Agreement and/or any other Transaction Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Note Purchase Agreement and the other Transaction Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Note Purchase Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Note Purchase Agreement as amended by this Amendment, and each reference herein or in any other Transaction Document to the "Loan Agreement" or "Agreement" shall mean and be a reference to the Note Purchase Agreement as amended and modified by this Amendment.

5. Representations and Warranties. The Company hereby represents and warrants to the Lender as follows on and as of the Fourth Amendment Effective Date (after giving effect to Sections 2 and 3 hereof):

(a) the Loan Parties are corporations, duly organized, validly existing and in good standing under the laws of the State of Utah;

(b) the Loan Parties have all the requisite power and authority to execute, deliver and perform its obligations under this Amendment;

(c) the execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action and does not and will not require any registration with, consent or approval of, notice to or action by, any person or entity (including any Governmental Authority);

(d) this Amendment, the Note Purchase Agreement and the other Transaction Documents to which the Company is a party constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

(e) no Default or Event of Default exists or shall exist immediately following the consummation of the transactions contemplated hereby; and

(f) all representations and warranties by the Company contained in the Note Purchase Agreement that are qualified by materiality or Material Adverse Effect are true and correct and that are not so qualified are true and correct in all material respects as of the date hereof, except to the extent made as of a specific date, in which case each such representation and warranty shall be true and correct as of such date.

6. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed

an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument. Photocopied, portable document format and facsimiled signatures hereto shall be valid and binding. This Amendment is being entered into concurrently and in connection with other Fourth Amendments to Note Purchase Agreement among the Loan Parties and the other lenders party to the Note Purchase Agreement, which shall be incorporated hereunder for purposes of giving effect to the terms hereof. For the avoidance of doubt, the parties hereto acknowledge and agree that the claims of the Lender and such other lenders party to the Note Purchase Agreement shall be pari passu.

7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Loan Parties and their successors and assigns and the Lender and its successors and assigns.

8. Further Assurance. The Loan Parties hereby agree from time to time, as and when requested by the Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment and the other Transaction Documents.

9. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to conflict of laws principles in such jurisdiction. Each of the parties hereto irrevocably and unconditionally submits to the non-exclusive general jurisdiction of any state or federal court of competent jurisdiction in New York, New York.

10. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

11. Effect of Headings; Construction. The descriptive headings in this Amendment have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction of any provision thereof or hereof. The parties hereto have participated jointly in the negotiation and drafting of the Transaction Documents with counsel sophisticated in investment transactions. In the event an ambiguity or question of intent or interpretation arises, this Amendment and the agreements, documents and instruments executed and delivered in connection herewith shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment and the agreements, documents and instruments executed and delivered in connection herewith.

12. Indemnification. The Loan Parties shall pay, indemnify, defend, and hold the Lender and its respective successors and assigns (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, liabilities, fines, costs, penalties, and damages, and all reasonable fees and disbursements of attorneys, experts, or consultants and all other costs and expenses actually incurred in connection therewith or in connection with the enforcement of this indemnification (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the execution and delivery, enforcement, performance, or administration (including any restructuring or workout with respect hereto) of this Amendment or any of the other Transaction Documents, or the transactions contemplated hereby or thereby or the monitoring of the Loan Parties' compliance with the terms of the Transaction Documents (other than disputes solely between the Lender and the other lenders party to the Note Purchase Agreement), (b) with respect to any investigation, litigation, or proceeding related to this Amendment or

any other Transaction Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto, and (c) in connection with or arising out of any presence or release of any hazardous or toxic materials at, on, under, to or from any assets or properties owned, leased or operated by the Loan Parties or any environmental actions, environmental liabilities and costs or remedial actions related in any way to any such assets or properties of the Loan Parties (each and all of the foregoing, the "Indemnified Liabilities"). The foregoing to the contrary notwithstanding, the Loan Parties shall have no obligation to any Indemnified Person under this Section 12 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person or its officers, directors, employees, attorneys, or agents. This provision shall survive the termination of this Amendment and the other Transaction Documents and the repayment of the obligations contemplated thereunder. If any Indemnified Person makes any payment to any other Indemnified Person with respect to an Indemnified Liability as to which the Loan Parties were required to indemnify the Indemnified Person receiving such payment, the Indemnified Person making such payment is entitled to be indemnified and reimbursed by the Loan Parties with respect thereto. **WITHOUT LIMITATION, THE FOREGOING INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO INDEMNIFIED LIABILITIES WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF ANY NEGLIGENT ACT OR OMISSION OF SUCH INDEMNIFIED PERSON OR OF ANY OTHER PERSON.**

13. Reaffirmation. Each Loan Party as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Transaction Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Transaction Document as security for or otherwise guaranteed the obligations under or with respect to the Transaction Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the obligations as amended hereby. Each Loan Party hereby consents to this Amendment and acknowledges that each of the Transaction Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, constitute a waiver of any provision of any of the Transaction Documents or serve to affect a novation of the obligations.

14. Acknowledgment of Rights; Release of Claims. Each Loan Party hereby acknowledges that: (a) it has no defenses, claims or set-offs to the enforcement by the Lender of such Loan Party's liabilities, obligations and agreements on the date hereof; (b) to its knowledge, the Lender has fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, the Lender does not waive, diminish or limit any term or condition contained in the Note Purchase Agreement or any of the other Transaction Documents. In Lender's agreements contained in this Amendment, each Loan Party hereby irrevocably releases and forever discharges the Lender and its respective affiliates, and each such person or entity's respective directors, officers, employees, agents, attorneys and representatives (each, a "Released Person") of and from all damages, losses, claims, demands, liabilities, obligations, actions or causes of action whatsoever which such Loan Party may now have or claim to have against any Released Person for or because of any matter or thing done, omitted or suffered to be done or omitted by any of the Released Persons prior to and including the date hereof and on account of or in any way concerning, arising out of or founded upon the Note Purchase Agreement or any other Transaction Document, whether presently known or unknown and of every nature and extent whatsoever.

[SIGNATURE PAGES FOLLOW NEXT]

IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT as of the date first above written.

THE COMPANY:

GROEN BROTHERS AVIATION, INC.

By: ______________________________
Name: David Groen
Its: President & CEO

SUBSIDIARY GUARANTOR:

GROEN BROTHERS AVIATION USA, INC.

By: ______________________________
Name: David Groen
Its: President & CEO

LENDER:

EPSILON GLOBAL MASTER FUND LP

By: Epsilon Global Asset Management Ltd.
Its: General Partner

By: ______________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux, CH-1820, Switzerland fax:
Facsimile: +41 21 966 79 22